Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST II SERIES 1994-B

KEY PERFORMANCE FACTORS
November 30, 1997



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.72432%



        Excess Protection Level
          3 Month Average   5.01%
            November, 1997   4.88%
            October, 1997   5.36%
            September, 1997   4.79%


        Cash Yield                                  17.42%


        Investor Charge Offs                         5.01%


        Base Rate                                    7.53%


        Over 35 Day Delinquency                      4.98%


        Seller's Interest                           11.93%


        Total Payment Rate                          12.41%


        Total Principal Balance                     $ 31,670,462,473.51


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 3,779,127,955.02